                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          October 26, 2000
                                                    ----------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                           0-19656                          36-3939651
(State or other jurisdiction               (Commission                     (I.R.S. Employer
      of incorporation)                     File Number)                  Identification No.)


   2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                                        20191
    (Address of principal executive offices)                                       (Zip Code)


Registrant's telephone number, including area code:        (703) 433-4000
                                                      --------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

              NEXTEL REPORTS THIRD QUARTER 2000 RESULTS

                     On October 26, 2000, Nextel issued a press release
              announcing its financial results and other data for the quarter ended September 30, 2000 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
              NOT APPLICABLE

          (b) PRO FORMA FINANCIAL INFORMATION.
              NOT APPLICABLE

          (c) EXHIBITS.

                  Exhibit No             Exhibit Description
                  ----------             -------------------

                     99.1                Press Release




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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL COMMUNICATIONS, INC.



Date: October 26, 2000             By: /s/ Thomas J. Sidman
                                     -------------------------------------------
                                      Thomas J. Sidman
                                      Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

                  Exhibit No               Exhibit Description
                  ----------               -------------------

                    99.1                   Press Release